UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2013

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.  Results of Operations and Financial Condition

On February 19, 2013, Bruker Corporation issued a press release announcing combined financial results as of and for the three and twelve months ended December 31, 2012.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 5 — Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)         Election of New Director

On February 12, 2013, the Company’s Board of Directors elected Marc A Kastner, Ph.D., to fill one of two vacancies on the Board, effective immediately.  Dr. Kastner will serve as a Class II director for a term expiring at the Company’s 2014 Annual Meeting of Stockholders.

Dr. Kastner currently serves as Donner Professor of Science at Massachusetts Institute of Technology (“MIT”), a position he has held since 1989, and, since 2007, as Dean of the MIT School of Science. Since joining the MIT Department of Physics in 1973, Dr. Kastner has served in a variety of senior faculty and leadership roles, including as Head of the MIT Department of Physics from 1988 to 2000, Director of MIT’s Center for Materials Science and Engineering from 1993 to 1998 and as Associate Director of MIT’s Consortium for Superconducting Electronics from 1989 to 1992.  Dr. Kastner has received numerous awards for his scientific research and scholarship and currently serves on a number of research and scientific advisory boards. Dr. Kastner holds a Ph.D. in Physics from the University of Chicago.

Dr. Kastner’s compensation for his services as a director will be consistent with that of the other non-employee directors at the Company, as described in the Company’s definitive proxy statement with respect to its 2012 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 13, 2012. There are no other arrangements or understandings between Dr. Kastner and any other person pursuant to which he was elected as a director, and Dr. Kastner is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Dr. Kastner’s election is attached to this report as Exhibit 99.2.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

Number

99.1	Press release entitled “Bruker Corporation Reports Fourth Quarter and Full Year 2012 Financial Results” dated February 19, 2013.

99.2	Press release entitled “Dean of MIT School of Science Joins Bruker Board of Directors” dated February 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION
(Registrant)

Date: February 19, 2013	By:	/s/ CHARLES F. WAGNER, JR.
Charles F. Wagner, Jr.
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Name	Location

99.1	Press release entitled “Bruker Corporation Reports Fourth Quarter and Full Year 2012 Financial Results” dated February 19, 2013.	Furnished herewith*
99.2	Press release entitled “Dean of MIT School of Science Joins Bruker Board of Directors” dated February 19, 2013.	Filed herewith

*        Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.